                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE                                              July 25, 2000
FOR FURTHER INFORMATION CONTACT
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                         REPORTS SECOND QUARTER RESULTS



        OKLAHOMA CITY -- Local Financial Corporation's earnings continued to strengthen through the second quarter of 2000. Net income for the quarter ended June 30, 2000 was $.29 basic earnings per share versus $.27 for the same period last year. Year-to-date, Local Financial earned $12 million before extraordinary item, an increase of 12.3% over the first half of 1999 equaling $.58 basic earnings per share. This represents a return on assets of 1.03% and a return on equity of 18.4%.

         Edward A. Townsend, Chairman of the Board and Chief Executive Officer, stated that second quarter earnings reflect positive results on all fronts. The net interest margin of 3.40% compares favorably with the first quarter of this year and is only marginally below 1999 despite significant increases in interest rates. Non-interest income was up during the second quarter at an annualized rate of 9.8% above the first quarter of this year. Local Financial's efficiency ratio of 56.9% continues to reflect an emphasis on expense control.

         Local Financial Corporation is the parent company of Local Oklahoma Bank, N.A., the state's third largest commercial bank. The bank continues to gain market share through its relationship-oriented bankers. Local's strategy of hiring experienced bankers with the ability to move relationships continues to pay significant dividends. Local Oklahoma Bank currently operates 51 branches in 33 communities across the state.

         "We take great pride in the disciplines incorporated into our lending systems and the experience of our Credit Management Team," reiterated Mr. Townsend. "Asset quality remains our primary objective. Local Oklahoma Bank's non-performing assets as a percent of total assets were only 0.36% at June 30, 2000," he said.

         Local Oklahoma Bank successfully completed a conversion to a much needed state-of-the-art data processing system. Previously the bank was unable to fully capitalize on commercial banking relationships due to system limitations, particularly in regard to providing corporate cash management services. "I am optimistic that we will begin to see the value of our deposit franchise increase as we generate transaction accounts," stated Mr. Townsend. Oklahoma's robust economy continues to provide opportunities for strong future growth. "We are driven by the objective of enhancing the value of our franchise," concluded Mr. Townsend.


                   Local Financial Corporation and Subsidiary
                         Summary Statement of Operations


                                                  For the Three Months                        For the Six Months
                                                      Ended June 30,                             Ended June 30,
                                         ---------------------------------------      ---------------------------------------
                                           2000           1999          % Change        2000           1999         % Change
                                         --------       --------        --------      --------       --------       ---------
                                                                        (Dollars in Thousands)
Interest Income                          $ 45,526       $ 40,467           12.5%      $ 91,326       $ 79,667           14.6%
Interest Expense                           26,514         22,318           18.8         53,276         44,489           19.8
                                         --------       --------                      --------       --------
   NET INTEREST INCOME                     19,012         18,149            4.8         38,050         35,178            8.2

Provision for Loan Losses                    (500)          (500)            --         (1,000)        (1,000)            --

Other Operating Income                      4,682          4,681             --          8,947          9,062           (1.3)
Other Operating Expense                    13,769         13,636            1.0         27,211         26,477            2.8
                                         --------       --------                      --------       --------
   INCOME BEFORE TAXES AND
     EXTRAORDINARY ITEM                     9,425          8,694            8.4         18,786         16,763           12.1

Tax Provision                               3,405          3,147            8.2          6,786          6,077           11.7
                                         --------       --------                      --------       --------
   INCOME BEFORE
     EXTRAORDINARY ITEM                     6,020          5,547            8.5         12,000         10,686           12.3

Extraordinary Item--Purchase and
   Retirement of Senior Notes, net
   of tax                                      --             --             --           (871)            --             --
                                         --------       --------                      --------       --------
       NET INCOME                        $  6,020       $  5,547            8.5%      $ 11,129       $ 10,686            4.1%
                                         ========       ========           ====       ========       ========       ========
Basic Earnings per Share Before
   Extraordinary Item                    $   0.29       $   0.27            7.4%      $   0.58       $   0.52           11.5%
Diluted Earnings per Share Before
   Extraordinary Item                    $   0.29       $   0.27            7.4%      $   0.58       $   0.52           11.5%

Net Income Basic Earnings per Share      $   0.29       $   0.27            7.4%      $   0.54       $   0.52            3.8%
Net Income Diluted Earnings per Share    $   0.29       $   0.27            7.4%      $   0.54       $   0.52            3.8%

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)


                                           Six Months Ended                             Three Months Ended
                                                June 30,                                      June 30,
                                       -------------------------       Percent       -------------------------       Percent
                                          2000           1999          Change           2000           1999          Change
                                       ----------     ----------     ----------      ----------     ----------     ----------
SELECTED FINANCIAL RATIOS

Yield on earning assets                      8.10%          7.83%           3.4%           8.15%          7.89%           3.3%
Cost of funds                                5.21           4.87            7.0            5.25           4.83            8.7
Interest rate spread                         2.89           2.96           (2.4)           2.90           3.06           (5.2)
Net interest margin                          3.38           3.46           (2.3)           3.40           3.54           (4.0)
Return on average assets before
  extraordinary item                         1.03           1.01            2.0            1.04           1.04             --
Return on average equity before
  extraordinary item                        18.40          17.52            5.0           18.12          17.69            2.4
Stockholders' equity to total
  assets at June 30                          5.80           5.71            1.6              --             --             --

PER SHARE DATA

Basic earnings per share before
  extraordinary item                   $     0.58     $     0.52           11.5      $     0.29     $     0.27            7.4
Diluted earnings per share before
  extraordinary item                   $     0.58     $     0.52           11.5      $     0.29     $     0.27            7.4
Book value per share at June 30        $     6.69     $     6.13            9.1              --             --             --
Average shares outstanding
  (in thousands)                           20,537         20,537             --          20,537         20,537             --

                                                        June 30,      December 31,       Percent
                                                          2000            1999           Change
                                                       ----------     -----------       --------
FINANCIAL CONDITION DATA

Total assets                                           $2,367,661     $2,381,607           (0.6)%
Loans receivable, net                                   1,804,824      1,685,550            7.1
Securities available for sale                             413,052        529,230          (22.0)
Deposits                                                1,865,606      1,848,340            0.9
Advances from the Federal Home Loan Bank of Topeka        276,156        302,035           (8.6)
Senior notes                                               43,160         75,250          (42.6)
Stockholders' equity                                      137,376        128,294            7.1
Allowance for loan losses                                  28,313         28,297            0.1

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands)
                                   (unaudited)


                                                             Six Months Ended          Three Months Ended
                                                                 June 30,                   June 30,
                                                         ----------------------      ----------------------
                                                           2000          1999          2000          1999
                                                         --------      --------      --------      --------
INTEREST AND DIVIDEND INCOME:
  Loans                                                  $ 73,729      $ 61,420      $ 37,490      $ 31,672
  Securities available for sale                            16,047        16,458         7,199         7,966
  Federal Home Loan Bank of Topeka stock                      749         1,209           326           544
  Other investments                                           801           580           511           285
                                                         --------      --------      --------      --------
Total interest and dividend income                         91,326        79,667        45,526        40,467
                                                         --------      --------      --------      --------

INTEREST EXPENSE:
  Deposit accounts                                         41,868        33,913        21,468        16,729
  Advances from the Federal Home Loan Bank of Topeka        7,636         5,850         3,527         3,226
  Securities sold under agreements to repurchase              244            --           244            --
  Notes payable                                             3,528         4,726         1,275         2,363
                                                         --------      --------      --------      --------
Total interest expense                                     53,276        44,489        26,514        22,318
                                                         --------      --------      --------      --------

Net interest and dividend income                           38,050        35,178        19,012        18,149
  Provision for loan losses                                (1,000)       (1,000)         (500)         (500)
                                                         --------      --------      --------      --------
Net interest and dividend income after provision
  for loan losses                                          37,050        34,178        18,512        17,649
                                                         --------      --------      --------      --------

NONINTEREST INCOME:
  Deposit related income                                    6,819         6,572         3,610         3,448
  Loan fees and loan service charges                          888         1,360           430           687
  Net gains on sale of assets                                 311           546           147           219
  Other                                                       929           584           495           327
                                                         --------      --------      --------      --------
Total noninterest income                                    8,947         9,062         4,682         4,681
                                                         --------      --------      --------      --------

NONINTEREST EXPENSE:
  Compensation and employee benefits                       15,627        13,922         7,869         7,075
  Deposit insurance premiums                                  187           479            95           241
  Equipment and data processing                             3,359         2,697         1,881         1,454
  Occupancy                                                 1,768         1,931           884         1,105
  Advertising                                                 300           658           144           314
  Professional fees                                           528         1,174           177           673
  Other                                                     5,442         5,616         2,719         2,774
                                                         --------      --------      --------      --------
Total noninterest expense                                  27,211        26,477        13,769        13,636
                                                         --------      --------      --------      --------

Income before provision for income taxes                   18,786        16,763         9,425         8,694

  Provision for income taxes                                6,786         6,077         3,405         3,147

                                                         --------      --------      --------      --------
Income before extraordinary item                         $ 12,000      $ 10,686      $  6,020      $  5,547
                                                         --------      --------      --------      --------

Extraordinary item - purchase and retirement
  of 11% Senior Notes, net of tax                            (871)           --            --            --
                                                         --------      --------      --------      --------
Net Income                                               $ 11,129      $ 10,686      $  6,020      $  5,547
                                                         ========      ========      ========      ========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                             (Dollars in thousands)


                                                                             (unaudited)
                                                                               June 30,     December 31,
                                                                                 2000          1999
                                                                             ------------   -----------
ASSETS
Cash and due from banks                                                      $    35,444    $    48,122
Interest bearing deposits with other banks                                         6,000          7,700
Securities available for sale                                                    413,052        529,230
Loans receivable, net of allowance for loan losses of $28,313
   at June 30, 2000 and $28,297 at December 31, 1999                           1,804,824      1,685,550
Federal Home Loan Bank of Topeka stock
   and Federal Reserve Bank stock, at cost                                        17,591         24,820
Premises and equipment, net                                                       37,442         31,805
Assets acquired through foreclosure and repossession, net                            418            723
Intangible assets, net                                                            17,557         18,227
Deferred tax asset, net                                                           14,247         14,217
Other assets                                                                      21,086         21,213

                                                                             -----------    -----------
           Total assets                                                      $ 2,367,661    $ 2,381,607
                                                                             ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Deposits:
     Demand                                                                  $   480,312    $   458,824
     Savings                                                                      70,566         73,546
     Time                                                                      1,314,728      1,315,970
                                                                             -----------    -----------
           Total deposits                                                      1,865,606      1,848,340

Advances from the Federal Home Loan Bank of Topeka                               276,156        302,035
Securities sold under agreements to repurchase                                    20,135             --
Senior notes                                                                      43,160         75,250
Other liabilities                                                                 25,228         27,688

                                                                             -----------    -----------
           Total liabilities                                                   2,230,285      2,253,313
                                                                             -----------    -----------

Commitments and contingencies

Stockholders' Equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
      20,537,269 shares issued and 20,537,209 shares outstanding at
      June 30, 2000 and December 31, 1999                                            205            205
   Preferred stock, $0.01 par value, 5,000,000 shares authorized;
      none outstanding                                                                --             --
   Additional paid-in capital                                                    206,758        206,758
   Retained earnings                                                              83,318         72,189
   Treasury stock, 60 shares, at cost                                           (151,274)      (151,274)
   Accumulated other comprehensive income (loss)                                  (1,631)           416

                                                                             -----------    -----------
           Total stockholders' equity                                            137,376        128,294
                                                                             -----------    -----------

           Total liabilities and stockholders' equity                        $ 2,367,661    $ 2,381,607
                                                                             ===========    ===========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                              NON-PERFORMING ASSETS
                             (Dollars in thousands)
                                   (unaudited)


                                                               June 30,   March 31,                    June 30,
                                                                 2000       2000     Net Change          1999     Net Change
                                                               --------   ---------  ----------       ---------   ----------
Non-accruing loans:
   Single-family residential                                    $ 3,653    $ 2,116    $ 1,537           $ 2,257    $ 1,396
   Commercial                                                     2,793        416      2,377             1,335      1,458
   Construction                                                      --         93        (93)               --         --
   Consumer                                                         800        460        340               277        523
                                                                -------    -------    -------           -------    -------
      Total                                                     $ 7,246    $ 3,085    $ 4,161           $ 3,869    $ 3,377

Accruing loans 90 days or more delinquent:
   Single-family residential                                    $    50    $    40    $    10           $     2    $    48
   Commercial                                                       860      1,064       (204)            2,965     (2,105)
   Construction                                                      --         --         --                 5         (5)
   Consumer                                                          29        485       (456)              355       (326)
                                                                -------    -------    -------           -------    -------
      Total                                                     $   939    $ 1,589    $  (650)          $ 3,327    $(2,388)

Foreclosed Assets:
   Single-family residential                                    $    67    $   117    $   (50)          $   202    $  (135)
   Commercial                                                       243        246         (3)              522       (279)
   Construction                                                      --         --         --                --         --
   Consumer                                                         108        201        (93)              153        (45)
                                                                -------    -------    -------           -------    -------
      Total foreclosures                                        $   418    $   564    $  (146)          $   877    $  (459)


Total non-performing assets                                     $ 8,603    $ 5,238    $ 3,365           $ 8,073    $   530
                                                                =======    =======    =======           =======    =======



Total non-performing assets as a percentage of total assets        0.36%      0.23%                        0.37%
                                                                =======    =======                      =======


Total non-performing loans as a percentage of total allowance     28.91%     16.27%                       25.42%
                                                                =======    =======                      =======


Total non-performing assets as a percentage of total loans         0.47%      0.30%                        0.51%
                                                                =======    =======                      =======


Total non-performing loans as a percentage of total loans          0.45%      0.27%                        0.45%
                                                                =======    =======                      =======


Total non-performing loans as a percentage of total capital        5.96%      3.56%                        5.72%
                                                                =======    =======                      =======

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)
                                   (unaudited)

                               Three Months Ended
                                    June 30,
                              ---------------------
                                2000         1999
                              --------     --------
Beginning Balance             $ 28,727     $ 28,310

Provision                          500          500

Allowances Acquired                 --           --

Charge-Offs
     Commercial                   (657)        (451)
     Consumer                     (499)        (225)
     Residential                   (21)        (110)
                              --------     --------
          Total Charge-Offs     (1,177)        (786)
                              --------     --------

Recoveries                         263          280

                              --------     --------
Net Losses                        (914)        (506)
                              --------     --------

                              --------     --------
Ending Balance                $ 28,313     $ 28,304
                              ========     ========


Net Losses To Average Loans       0.05%        0.03%
                              ========     ========

                   LOCAL FINANCIAL CORPORATION AND SUBSIDIARY
                       ALLOWANCE FOR LOAN AND LEASE LOSSES
                             (Dollars in Thousands)
                                   (unaudited)


                                  Six Months Ended     Year Ended
                                      June 30,         December 31,
                              ---------------------   ------------
                                2000        1999          1999
                              ---------------------   ------------
Beginning Balance             $ 28,297     $ 27,901     $ 27,901

Provision                        1,000        1,000        2,000

Allowances Acquired                 --           --          340

Charge-Offs
     Commercial                   (922)        (608)      (2,397)
     Consumer                     (754)        (372)      (1,142)
     Residential                   (85)        (110)        (314)
                              --------     --------     --------
          Total Charge-Offs     (1,761)      (1,090)      (3,853)
                              --------     --------     --------

Recoveries                         777          493        1,909

                              --------     --------     --------
Net Losses                        (984)        (597)      (1,944)
                              --------     --------     --------

                              --------     --------     --------
Ending Balance                $ 28,313     $ 28,304     $ 28,297
                              ========     ========     ========


Net Losses To Average Loans       0.06%        0.04%        0.12%
                              ========     ========     ========